Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

Note 3 – Income Taxes

We account for income taxes in accordance with ASC Topic 740, Income Taxes. Deferred income taxes are recorded for the expected tax consequences of temporary differences between the tax basis of assets and liabilities for financial reporting purposes and amounts recognized for income tax purposes. As of March 31, 2020, and December 31, 2019, we recorded a valuation allowance equal to the full recorded amount of our net deferred tax assets related to deferred start-up costs and other minor temporary differences since it is more-likely-than-not that such benefits will not be realized. The valuation allowance is reviewed quarterly and is maintained until sufficient positive evidence exists to support its reversal.

A deferred tax liability was recorded on March 19, 2018 when Processa received CoNCERT’s license and “Know-How” in exchange for Processa stock that had been issued in the Internal Revenue Code Section 351 Transaction. The Section 351 Transaction treats the acquisition of the license and Know-How for stock as a tax-free exchange. As a result, under ASC 740-10-25-51 Income Taxes, Processa recorded a deferred tax liability of $3,037,147 for the acquired temporary difference between intangible assets (see Note 2) for the financial reporting basis of $11,038,929 and the tax basis of $1,782. The deferred tax liability will be reduced for the effect of non-deductibility of the amortization of the intangible asset and may be offset by the deferred tax assets resulting from net operating tax losses.

Under ACS 740-270 Income Taxes – Interim Reporting, we are required to project our annual federal and state effective income tax rate and apply it to the year to date ordinary operating tax basis loss before income taxes. Based on the projection, we expect to recognize the tax benefit from our projected ordinary tax loss, which can be used to offset the deferred tax liabilities related to the intangible assets and resulted in the recognition of a deferred tax benefit shown in the condensed consolidated statements of operations for three months ended March 31, 2020 and 2019. No current income tax expense is expected for the foreseeable future as we expect to generate taxable net operating losses.

Note 9 – Income Taxes

We account for income taxes in accordance with ASC Topic 740, Income Taxes. Deferred income taxes are recorded for the expected tax consequences of temporary differences between the tax basis of assets and liabilities for financial reporting purposes and amounts recognized for income tax purposes. We recorded a valuation allowance during the years ended December 31, 2019 and 2018 equal to the full recorded amount of our net deferred tax assets related to deferred start-up costs, federal orphan drug tax credit and other minor temporary differences since it is more-likely-than-not that such benefits will not be realized. The valuation allowance is reviewed quarterly and is maintained until sufficient positive evidence exists to support its reversal.

A deferred tax liability was recorded on March 19, 2018 when Processa received CoNCERT’s license and “Know-How” in exchange for Processa stock that had been issued in an Internal Revenue Code Section 351 Transaction. The Section 351 Transaction treats the acquisition of the license and Know-How for stock as a tax-free exchange. As a result, under ASC 740-10-25-51 Income Taxes, Processa recorded a deferred tax liability of $3,037,147 for the acquired temporary difference between intangible assets for the financial reporting basis of $11,038,929 and the tax basis of $1,782. The deferred tax liability will be reduced for the effect of non-deductibility of the amortization of the intangible asset and may be offset by the deferred tax assets resulting from net operating tax losses.

During the years ended December 31, 2019 and 2018, we incurred net operating losses of $3,960,592 and $4,667,848, respectively. We did not record any income tax benefit for the $1,205,811 ($331,809 tax effected) and $1,356,840 ($373,368 tax effected) of general and administrative expenses treated as deferred start-up expenditures for tax purposes for the years ended December 31, 2019 and 2018, respectively. We did not record any income tax benefit for the $283,189 of federal orphan drug tax credits for the year ended December 31, 2019. Additionally, we did not record any income tax benefit in 2017 for the $258,583 ($71,283 tax effected) of tax losses incurred in 2017 which resulted in tax loss carryforwards. The benefit was recognized in 2018 in the calculation of the valuation allowance. The 2017 net operating loss carry forwards are available for application against future taxable income for 20 years expiring in 2037. Tax losses incurred after December 31, 2017 have an indefinite carry forward period. However, the tax loss incurred after December 31, 2017 and carried forward can only offset 80 percent of future taxable income in any one year, with any excess losses being carried forward indefinitely. We have recorded the benefit of our 2019 and 2018 net operating losses in our consolidated financial statements as a reduction in the deferred tax liability created by the future financial statement amortization of the intangible asset from the acquired CoNCERT license and “Know-How.” The benefit associated with the net operating loss carry forward will more-likely-than-not go unrealized unless future operations are successful except for their offset against the deferred tax liability created by the acquired CoNCERT license and “Know-How.”

For the years ended December 31, 2019 and 2018, we recorded a federal income tax benefit of $602,716 and $902,801, respectively, as a result of offsetting our deferred tax liability by the deferred tax assets resulting from our net operating losses and the income tax effect of the intangible asset amortization for financial statement purposes.

Our provision (benefit) for income taxes for the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31,
	2019	2018
Current:
Federal	$-	$-
State	-	-
Total deferred tax benefit	-	-

Deferred:
Federal	(1,037,267)	(940,510)
State	(234,033)	(292,047)
Total deferred tax benefit	(1,271,300)	(1,232,557)

Valuation allowance	668,584	329,756
Net deferred tax benefit	(602,716)	(902,801)

Total tax provision (benefit)	$(602,716)	$(902,801)

A reconciliation of our effective income tax rate and statutory income tax rate for the years ended December 31, 2019 and 2018 is as follows:

	Year Ended December 31,
	2019	2018
Federal statutory income tax rate	21.00%	21.00%
State tax rate, net	3.60%	4.58%
Permanent differences	(1.96)%	(0.90)%
Federal orphan drug tax credit	7.15%	-%
Deferred tax asset valuation allowance	(14.57)%	(5.33)%

Effective income tax rate	15.22%	19.35%

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“TCJA”) was signed into law. Among its provisions, the TCJA reduces the statutory U.S. Corporate income tax rate from 34% to 21% effective January 1, 2018. The TCJA includes provisions that, in certain instances, impose U.S. income tax liabilities on future earnings of foreign subsidiaries and limit the deductibility of future interest expenses. The TCJA also provides for accelerated deductions of certain capital expenditures made after September 27, 2017 through bonus depreciation and an indefinite tax loss carryforward period for losses incurred after December 31, 2017. However, these tax-loss carry forwards can only offset 80 percent of future taxable income in any one year, with respect to any excess continuing to be carried forward indefinitely. Losses incurred prior to January 1, 2018 continue to carry forward for twenty years. The application of the TCJA may change due to regulations subsequently issued by the U.S. Treasury Department.

We applied the guidance in SAB 118 when accounting for the enactment-date effects of the TCJA in 2018 and throughout 2019. At December 31, 2019 and 2018, we had available federal net operating loss carryforwards of approximately $4.1 million and $2.7 million, respectively. The federal net operating loss generated in 2019 and 2018 of $1.4 million and $2.4 million, respectively, will carry forward indefinitely and be available to offset up to 80% of future taxable income each year. Net operating losses generated prior to 2018 will expire 2037. We are evaluating our qualified research expenditures for the federal orphan drug credit and the federal and state credit for increasing research activities to offset potential future tax liabilities. The federal research and development tax credits have a 20-year carryforward period. We have not recognized any deferred tax assets related to research and development tax credits as of December 31, 2019 or 2018. We also have available state net operating loss carryforwards of approximately $4.1 million and $2.7 million as of December 31, 2019 and 2018, respectively, which expire 2037. All federal and state net operating loss and credit carryforwards listed above are reflected after the reduction for amounts effectively eliminated under Section 382.

We do not recognize other deferred income tax assets at this time because the realization of the assets is not more-likely-than-not that they will be realized. As of December 31, 2019 and 2018, we had deferred start-up expenditures and other deductible expenses for both federal and state income tax purposes of $6,977,317 and $4,369,700, respectively. The benefit associated with the amortization of the deferred start-up expenditures and other deductible expenses will more-likely-than-not go unrealized unless future operations are successful. Since the success of future operations is indeterminable, the potential benefits resulting from these deferred tax assets have not been recorded in our consolidated financial statements.

The significant components of our deferred tax assets and liabilities for Federal and state income taxes consisted of the following:

	December 31,
	2019	2018
Deferred tax assets:
Non-current:
Net operating loss carry forward – Federal	$854,196	$559,817
Net operating loss carry forward – State	265,106	173,743
Deferred rent	-	2,742
Stock option expense	72,504	20,380
Depreciation	8,753	4,549
Federal orphan drug credits	283,189	-
Start-up expenditures and amortization	800,681	468,872
Total non-current deferred tax assets	2,284,429	1,230,103
Valuation allowance for deferred tax assets	(1,165,126)	(496,542)
Total deferred tax assets	1,119,303	733,561

Deferred Tax Liabilities:
Non-current:
Intangible asset	(2,650,933)	(2,867,907)
Total non-current deferred tax liabilities	(2,650,933)	(2,867,907)

Total deferred tax asset (liability)	$(1,531,630)	$(2,134,346)

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on management’s analysis, a reserve has been established against the deferred tax assets related to deferred start-up expenditures and other deductible expenses. The change in the valuation allowance in 2019 and 2018 was $668,584 and $329,755, respectively.

Our total deferred tax asset as of December 31, 2019 and 2018 include $2,909,715 ($800,681 tax effected) and $1,703,904 ($468,872 tax effected) of general and administrative expenses treated as deferred start-up expenditures for tax purposes, respectively, $4,067,602 ($1,119,302 tax effected) and $2,665,796 ($733,560 tax effected) of tax losses resulting in tax loss carryforwards as of the same periods and $283,189 of federal orphan drug tax credits as of December 31, 2019. We have had no revenues and recognized cumulative loses since inception. Due to the uncertainty regarding future profitability and recognition of taxable income to utilize the amortization of deferred start-up expenditures, federal orphan drug tax credits and the tax loss carryforwards, except for its offset against the deferred tax liability created by our acquisition of the CoNCERT license, a valuation allowance against any potential deferred tax assets has been recognized for the years ended December 31, 2019 and 2018.

We recognize potential liabilities for uncertain tax positions using a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. We have not recorded any uncertain tax positions.

We are subject to taxation in the United States and state jurisdictions where applicable. There are currently no income tax examinations underway for these jurisdictions. However, tax years from and including 2016 remain open for examination by federal and state income tax authorities.